UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):   February 22, 2006
CALIPER LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28229 (Commission File Number)	33-0675808 (IRS Employer Identification No.)
68 Elm Street
Hopkinton, MA 01748
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (508) 435-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
     On February 22, 2006, Caliper Life Sciences, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Caliper Life Sciences, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless Caliper Life Sciences specifically states that it is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01.  Other Events.
     The February 22, 2006 press release referenced in Item 2.02 above contains certain statements regarding the registrant’s expectations relating to its pending acquisition of Xenogen Corporation. A copy of this press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description of Document

99.1	Press release of Caliper Life Sciences, Inc. announcing financial results for the quarter and year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.
Date: February 22, 2006	By:	/s/ Thomas T. Higgins
Thomas T. Higgins
Executive Vice President and Chief Financial Officer